UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2012

EC Development, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

33-42498	90-0829544
(Commission File Number)	(IRS Employer Identification No.)

23 E. 9th Street, Suite 229, Shawnee, Oklahoma, 74801
(Address of principal executive offices)

(405) 273-3330
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7:	REGULATION FD
ITEM 7.01:	REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release, dated August 8, 2012, regarding the release of its new “Triton CruiseTM Casino Management System designed for ship-board casino operations.

The information furnished in this current report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9:	FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS
Exhibits – The following exhibits are filed herewith:
Exhibit No.	Description
99.1	EC Development, Inc. Press Release dated August 8, 2012 (furnished pursuant to Item 7.01).

SIGNATURES

In accordance with section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized individual.

EC Development, Inc.

Date: August 14, 2012	By:	/s/Randy Edgerton
Randy Edgerton
Chief Financial Officer

EC Development, Inc.
Index to Exhibits

Exhibit No.	Description
99.1	EC Development, Inc. Press Release dated August 8, 2012 (furnished pursuant to Item 7.01).	Attached